                                                                   Exhibit 10.17

                          SUBSIDIARY PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of December 21, 1998 (as same may be further amended, amended and restated, modified or supplemented from time to time, this "Agreement"), made by the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) and each other Subsidiary of the Borrowers that is required to execute a counterpart hereof pursuant to Section 25 of this Agreement (the "Pledgors", and each, a "Pledgor"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), not in its individual capacity but solely as Collateral Agent (including any successor collateral agent, the "pledgee") for the benefit of (x) the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent, the Pledgee and other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if Morgan Guaranty, in its individual capacity, any Lender or any Affiliate of a Lender enters into one or more Hedging Agreements with, or guaranteed by, any of the Pledgors, Morgan Guaranty, any such Lender or Lenders or a syndicate of financial institutions organized by Morgan Guaranty or an affiliate of Morgan Guaranty (even if Morgan Guaranty or the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason) so long as any such Lender or Affiliate participates in the extension of such Hedging Agreements and their subsequent assigns, if any (collectively, the "Hedging Exchangers", and the Hedging Exchangers together with the Bank Creditors, are hereinafter called the "Secured Parties"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, TISM, Inc., a Michigan corporation ("Holdings"), Domino's, Inc., a Delaware corporation ("Company"), Bluefence, Inc., a Michigan corporation ("Subsidiary Borrower" and, together with Company, each a "Borrower" and collectively the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), Morgan Guaranty, as Administrative Agent (in its capacity as Administrative Agent, being herein referred to as the "Administrative Agent"), NDB Bank, as Syndication Agent, and Comerica Bank, as Documentation Agent, have entered into a Credit Agreement, dated as of December 21, 1998, providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified or supplemented from time to time, and including any successor agreement extending the maturity of, or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrowers and whose obligations are guaranteed by the Guarantors thereunder or any increase in the amount borrowed) of all or any portion of the Indebtedness under such agreement or any successor agreements);

          WHEREAS, the Borrowers may from time to time be party to one or more Hedging Agreements with the Hedging Exchangers;

          WHEREAS, pursuant to a Subsidiary Guaranty, dated as of December 21, 1998 (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), each Pledgor has jointly and severally guaranteed to the Secured Parties the payment when due of all obligations and liabilities of the Borrowers under or with respect to the Loan Documents and the Hedging Agreements;

          WHEREAS, it is a condition precedent to the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the joint and several account of the Borrowers under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

          WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of Letters of Credit for the joint and several account of the Borrowers under the Credit Agreement and the Borrowers' entering into Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and to issue Letters of Credit for the joint and several account of the Borrowers, and to induce the Hedging Exchangers to enter into Hedging Agreements with the Borrowers;

          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

          1.  SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor
              ------------------------
for the benefit of the Secured Parties to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor owing to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents to which such Pledgor is a party (including all such obligations, liabilities and indebtedness under the Subsidiary Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Loan Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent guaranteeing obligations of the Borrowers under Hedging Agreements, being herein collectively called the "Credit Agreement Obligations");

          (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon) of such Pledgor owing to the Hedging Exchangers, now existing or hereafter incurred under, arising out of or in connection with any Hedging Agreement, whether such Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Hedging Agreement by such Pledgor including, all obligations, liabilities and indebtedness under the Subsidiary Guaranty, in each case, in respect of the Hedging Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Hedging Obligations");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

          (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean (i) at any time prior to the repayment in full of all Credit Agreement Obligations and the termination of all Commitments, any Event of Default under, and as defined in, the Credit Agreement and (ii) at any time after the repayment in full of all Credit Agreement Obligations and the termination of all Commitments, any payment default under any Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (v) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2.  DEFINITIONS; ANNEXES.  (a)  Unless otherwise defined herein, all
              ---------------------
capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "Administrative Agent" has the meaning set forth in the recitals
           --------------------
hereto.

          "Adverse Claim" has the meaning given such term in Section 8-102(a)(1)
           -------------
of the UCC.

          "Agreement" has the meaning set forth in the first paragraph hereof.
           ---------

          "Bank Creditors" has the meaning set forth in the first paragraph
           --------------
hereof.

          "Certificated Security" has the meaning given such term in Section 8-
           ---------------------
102(a)(4) of the UCC.

          "Chattel Paper" has the meaning given such term in the UCC.
           -------------

          "Clearing Corporation" has the meaning given such term in Section 8-
           --------------------
102(a)(5) of the UCC.

          "Collateral" has the meaning set forth in Section 3.1 hereof.
           ----------

          "Collateral Accounts" means any and all accounts established and
           -------------------
maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "Credit Agreement" has the meaning set forth in the Recitals hereto.
           ----------------

          "Credit Agreement Obligations" has the meaning set forth in Section 1
           ----------------------------
hereof.

          "Domestic Corporation" has the meaning set forth in the definition of
           --------------------
"Stock."

          "Event of Default" has the meaning set forth in Section 1 hereof.
           ----------------

          "Excluded Foreign Entity" means any corporation, partnership (general
           -----------------------
or limited), limited liability company or other business entity (x) that is organized under the laws of any country, state or province other than the United States, Canada, Bermuda or any state, province or territory thereof and (y) the book value of the gross assets of which do not exceed $1,000,000.

          "Financial Asset" has the meaning given such term in Section 8-
           ---------------
102(a)(9) of the UCC.

          "Foreign Corporation" has the meaning set forth in the definition of
           -------------------
"Stock."

          "Hedging Agreements" has the meaning set forth in the first paragraph
           ------------------
hereof.

          "Hedging Exchangers" has the meaning set forth in the first paragraph
           ------------------
hereof.

          "Hedging Obligations" has the meaning set forth in Section 1 hereof.
           -------------------

          "Indemnitees" has the meaning set forth in Section 11 hereof.
           -----------

          "Instrument" has the meaning given such term in Section 9-105(1)(i) of
           ----------
the UCC.

          "Investment Property" has the meaning given such term in Section 9-
           -------------------
115(f) of the UCC.

          "Lenders" has the meaning set forth in the Recitals hereto.
           -------

          "Limited Liability Company Assets" means all assets, whether tangible
           --------------------------------
or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

          "Limited Liability Company Interests" means the entire limited
           -----------------------------------
liability company membership interest at any time owned by any Pledgor in any limited liability company (other than an Excluded Foreign Entity).

          "Non-Voting Stock" means all capital stock which is not Voting Stock.
           ----------------

          "Notes" means (x) all intercompany notes at any time issued to each
           -----
Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

          "Obligations" has the meaning set forth in Section 1 hereof.
           -----------

          "Partnership Assets" means all assets, whether tangible or intangible
           ------------------
and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

          "Partnership Interest" means the entire general partnership interest
           --------------------
or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership (other than an Excluded Foreign Entity).

          "Pledged Notes" has the meaning set forth in Section 3.5 hereof.
           -------------

          "Pledgee" has the meaning set forth in the first paragraph hereof.
           -------

          "Pledgor" has the meaning set forth in the first paragraph hereof.
           -------

          "Proceeds" has the meaning given such term in Section 9-306(l) of the
           --------
UCC.

          "Requisite Lenders" has the meaning given such term in the Credit
           -----------------
Agreement.

          "Secured Parties" has the meaning set forth in the first paragraph
           ---------------
hereof.

          "Secured Debt Agreements" has the meaning set forth in Section 5
           -----------------------
hereof.

          "Securities Account" has the meaning given such term in Section 8-
           ------------------
501(a) of the UCC.

          "Securities Act" means the Securities Act of 1933, as amended, as in
           --------------
effect from time to time.

          "Security" and "Securities" has the meaning given such term in Section
           --------       ----------
8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)) but exclude Securities issued by Excluded Foreign Entities.

          "Security Entitlement" has the meaning given such term in Section 8-
           --------------------
102(a)(17) of the UCC.

          "Stock" means (x) with respect to corporations incorporated under the
           -----
laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations or Excluded Foreign Entities (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

          "Termination Date" has the meaning set forth in Section 19 hereof.
           ----------------

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
New York from time to time; provided that all references herein to specific
                            --------
sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Uncertificated Security" has the meaning given such term in Section
           -----------------------
8-102(a)(18) of the UCC.

          "Voting Stock" means all classes of capital stock of any Foreign
           ------------
Corporation entitled to vote.

          3.  PLEDGE OF SECURITY INTEREST, ETC.
              ---------------------------------

          3.1  Pledge.  To secure the Obligations now or hereafter owed or to be
               ------
performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Parties, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Parties in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

          (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Subsidiary Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Securities of such Pledgor from time to time;

          (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

              (A) all its capital therein and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

              (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

               (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

               (A) all its capital therein and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

               (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

          (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

          (g)  all Proceeds of any and all of the foregoing;

provided that (x) except to the extent provided by subsection 6.11 of the Credit
--------
Agreement, no Pledgor (to the extent that it is a Domestic Subsidiary of a Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

          3.2  Procedures. (a)  To the extent that any Pledgor at any time or
               ----------
from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Parties:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Parties substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction; provided
                                                                    --------
     that Pledgee hereby agrees that it will not provide any instructions to any such issuer unless and until an Event of Default has occurred and is continuing.

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106 (d) of the UCC). Each Pledgor
     further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i), and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii);

          (v) with respect to any Note (other than, to the extent no Event of Default has occurred and is continuing, a Note that constitutes Chattel Paper), physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

          (vi) after an Event of Default has occurred and is continuing, with respect to cash, to the extent not otherwise provided in the Subsidiary Security Agreement, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

          (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

          3.3  Subsequently Acquired Collateral.  If any Pledgor shall acquire
               --------------------------------
(by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in
Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Parties) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) except to the extent provided by
                     --------
subsection 6.11 of the Credit Agreement, no Pledgor (to the extent that it is a Domestic Subsidiary of a Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

          3.4  Transfer Taxes.  Each pledge of Collateral under Section 3.1 or
               --------------
Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5  Definition of Pledged Notes.  All Notes at any time pledged or
               ---------------------------
required to be pledged hereunder are hereinafter called the "Pledged Notes".

          3.6  Certain Representations and Warranties Regarding the Collateral.
               ---------------------------------------------------------------
Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto;
(ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

          4.  APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Pledgee shall
              ---------------------------------------------
have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5.  VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there
              ---------------------------------------
shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof provided that no vote shall be cast or any consent, waiver or ratification given
--------
or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Loan Document or any Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default (or a Default under Section 8.6 or 8.7 of the Credit Agreement) shall occur and be continuing and Section 7 hereof shall become applicable.

          6.  DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of
              ---------------------------------
Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;
          (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7.  REMEDIES IN CASE OF AN EVENT OF DEFAULT.  In case an Event of
              ---------------------------------------
Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days' notice
                                        --------
     of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Parties (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations;

provided that, upon the occurrence of a Default under Section 8.6 or 8.7 of the
-------- ----
Credit Agreement, the Pledgee may exercise the rights specified in clause (i) above.

          8.  REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the
              --------------------------
Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Party to any other or further action in any circumstances without demand or notice. The Secured Parties agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Requisite Lenders (or, after the date on which all Credit Agreement Obligations have been paid in full, the holders of at least a majority of the Hedging Obligations) and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the Hedging Obligations, as the case may be, for the benefit of the Secured Parties upon the terms of this Agreement and the other Loan Documents.

          9.  APPLICATION OF PROCEEDS.  (a) All moneys collected by the Pledgee
              -----------------------
upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in subsection 2.4D of the Credit Agreement.

          (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

          10. PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the
              ------------------------
Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY.  Each Pledgor jointly and severally agrees (i) to
              ---------
indemnify and hold harmless the Pledgee, each other Secured Party and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

          12.  FURTHER ASSURANCES; POWER OF ATTORNEY.  (a)  Each Pledgor agrees
               -------------------------------------
that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Requisite Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

          (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

          13.  THE PLEDGEE AS COLLATERAL AGENT.  The Pledgee will hold in
               -------------------------------
accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 9 of the Credit Agreement.

          14.  TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise
               ------------------------
dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the Loan Documents).

          15.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  (a)
               ---------------------------------------------------------
Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Credit Agreement);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

          (vi) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of certificated securities pursuant to this Agreement creates a valid and perfected First Priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Encumbrances) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (vii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Parties.

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          16.  CHIEF EXECUTIVE OFFICE; RECORDS.  The chief executive office of
               -------------------------------
each Pledgor is located at the address specified in Annex F hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section
16. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex F hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 16. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in Annex F hereto, or such new locations as the respective Pledgor may establish in accordance with the last sentence of this Section 16. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

          17.  PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.  The obligations of each
               ------------------------------------
Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

          (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          18.  SALE OF COLLATERAL WITHOUT REGISTRATION.  If at any time when the
               ----------------------------------------
Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

          19.  TERMINATION; RELEASE.  (a)  On the Termination Date (as defined
               --------------------
below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Hedging Agreements have been terminated, no Letter of Credit or Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or disposition permitted by Section 7.7 of the Credit Agreement or is otherwise released at the direction of the Requisite Lenders (or all of the Lenders to the extent required by subsection 10.6 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 19.

          20.  NOTICES, ETC.  All notices and other communications hereunder
               -------------
shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

          (i) if to any Pledgor, at its address set forth opposite its signature below;

          (ii)   if to the Pledgee, at:

                    J.P. Morgan Services, Inc.
                    500 Stanton Christiana Road
                    Newark, Delaware
                    Attention:  Nicole Pedicone
                    Tel:  (302) 634-1912
                    Fax:  (302) 634-4300

          (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

          (iv) if to any Hedging Exchanger, at such address as such Hedging Exchanger shall have specified in writing to Holdings and the Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          21.  PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.  (a)
               ---------------------------------------------------------
Nothing herein shall be construed to make the Pledgee or any other Secured Party liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Party and/or any Pledgor.

          (b) Except as provided in the last sentence of paragraph (a) of this
Section 21, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Parties shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 21.

          (c) The Pledgee and the other Secured Parties shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Party to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          22.  WAIVER; AMENDMENT.  Except as contemplated in Section 25 hereof,
               -----------------
none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor to be bound thereby and the Collateral Agent (with the consent of the Requisite Lenders or, to the extent required by subsection 10.6 of the Credit Agreement, all of the Lenders), provided, however, that no such change, waiver, modification or
          --------  -------
variance shall be made to Section 11 hereof or this Section 22 without the consent of each Secured Party adversely affected thereby, provided further that
                                                          ----------------
any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Parties (and not all Secured Parties in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Parties. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations,
(y) the Hedging Exchangers as holders of the Hedging Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Agreement Obligations, the Requisite Lenders and (y) with respect to the Hedging Obligations, the holders of more than 50% of all obligations outstanding from time to time under the Hedging Agreements.

          23.  MISCELLANEOUS.  This Agreement shall create a continuing security
               -------------
interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that
                                                       --------  -------
no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Requisite Lenders or to the extent required by subsection 10.6 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          24.  WAIVER OF JURY TRIAL.  EACH PLEDGOR AND COLLATERAL AGENT HEREBY
               --------------------
AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT

OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Pledgors and Collateral Agent each acknowledge that this waiver is a material inducement for the Pledgors and Collateral Agent to enter into a business relationship, that each Pledgor and Collateral Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRIITEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          25.  ADDITIONAL PLEDGORS.  It is understood and agreed that any
               -------------------
Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

          26.  RECOURSE.  This Agreement is made with full recourse to the
               --------
Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          27.  LIMITED OBLIGATIONS.  It is the desire and intent of each Pledgor
               -------------------
and the Secured Parties that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor have been limited as provided in the Subsidiary Guaranty.

          28.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL
                ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)   WAIVES ANT DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 20;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 27 RELATING TO THE JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          29.  ADMINISTRATIVE AGENT AS COLLATERAL AGENT.  Administrative agent
               ----------------------------------------
has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, Hedging Exchangers. Collateral Agent shall at all times be the same Person that is appointed Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, shall promptly
(i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.


[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first written above.


                                        DOMINO'S PIZZA, INC.

                                        By:  /s/  Harry Silverman
                                             -----------------------------------
                                        Name:  Harry Silverman
                                        Title: Vice President

                                        DOMINO'S PIZZA INTERNATIONAL, INC.


                                        By: /s/  Harry Silverman
                                            ------------------------------------
                                        Name:  Harry Silverman
                                        Title: Vice President


                                        METRO DETROIT PIZZA, INC.


                                        By: /s/  Harry Silverman
                                            ------------------------------------
                                        Name:  Harry Silverman
                                        Title:  Vice President


                                        DOMINO'S PIZZA SALES INTERNATIONAL, INC.


                                        By: /s/  Harry Silverman
                                           -------------------------------------
                                        Name:  Harry Silverman
                                        Title:  Vice President

                               PIZZA INTERNATIONAL PAYROLL SERVICES,
                               INC.
                               By:  /s/  Harry Silverman
                                  ----------------------------------------------
                               Name:  Harry Silverman
                               Title:  Vice President

                               Notice Address

                                30 Frank Lloyd Wright Drive
                                P.O. Box 997
                                Ann Arbor, MI 48106
                                Attention:   Steve Benrubi
                                Telephone:   (734) 930-3205
                                Facsimile:   (734) 913-0377

                              DOMINO'S PIZZA GOVERNMENT SERVICES DIVISION, INC.


                              By:  /s/  Harry Silverman
                                 -----------------------------------------------
                              Name:  Harry Silverman
                              Title: Vice President



                              STOREFINDER, INC.


                              By:  /s/  Harry Silverman
                                  ----------------------------------------------
                              Name:  Harry Silverman
                              Title: Vice President

                              Notice Address:

                                 30 Frank Lloyd Wright Drive
                                 P.O. Box 997
                                 Ann Arbor, MI 48106
                                 Attention:    Steve Benrubi
                                 Telephone:    (734) 930-3205
                                 Facsimile:    (734) 913-0377



                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
                                    Collateral Agent

                              By:  /s/  Colleen Galle
                                  --------------------
                              Name:  Colleen Galle
                              Title: Vice President

                              Notice Address:

                                    J.P. Morgan Securities, Inc.
                                    60 Wall Street
                                    New York, New York
                                    Attention: Kelly Moy
                                    Telephone: (212) 648-7795
                                    Facsimile: (212) 648-5556

                                                                         ANNEX A
                                                                         -------

                              LIST OF SUBSIDIARIES
                              --------------------

I.   [NAME OF SUBSIDIARY]
     [LIST SUBSIDIARIES OF ABOVE SUBSIDIARY]

II.  [NAME OF SUBSIDIARY]
     [LIST SUBSIDIARIES OF ABOVE SUBSIDIARY II]

                                                                         ANNEX B
                                                                         -------

                                 LIST OF STOCK
                                 -------------
I.   [NAME OF SUBSIDIARY]

       Name of    Type of  Number of  Certificate  Percentage  Sub-clause of
       Issuing    Shares    Shares        No.        Owned     of Section 3.2(a)
     Corporation                                               Pledge Agreement
     -----------  ------   ---------  -----------  ----------  -----------------

                       [TO BE PROVIDED BY THE PLEDGORS]

II.  [NAME OF SUBSIDIARY]

       Name of    Type of  Number of Certificate Percentage    Sub-clause of
       Issuing    Shares    Shares        No.       Owned      Section 3.2(a)
     Corporation                                             of Pledge Agreement
     -----------  -------  --------- -----------  ---------  -------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

III.  [NAME OF SUBSIDIARY]


       Name of
       Issuing    Type of  Number of  Certificate Percentage    Sub-clause of
     Corporation  Shares    Shares        No.       Owned       Section 3.2(a)
                                                             of Pledge Agreement
     -----------  -------  ---------  ----------- ---------- -------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

IV.  [NAME OF SUBSIDIARY]


       Name of                                                  Sub-clause of
       Issuing   Type of  Number of  Certificate  Percentage    Section 3.2(a)
    Corporation  Shares    Shares        No.        Owned    of Pledge Agreement
    -----------  -------  ---------  -----------  ---------- -------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

                                                                         ANNEX C
                                                                         -------

                                 LIST OF NOTES
                                 -------------

I.   [NAME OF SUBSIDIARY]

                                                 Sub-clause of Section 3.2(a)
     Amount     Maturity Date     Obligor            of Pledge Agreement
     ------     -------------     -------        -------------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

II.   [NAME OF SUBSIDIARY]

                                                 Sub-clause of Section 3.2(a)
     Amount     Maturity Date     Obligor            of Pledge Agreement
     ------     -------------     -------        -------------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

III.  [NAME OF SUBSIDIARY]

                                                 Sub-clause of Section 3.2(a)
     Amount     Maturity Date     Obligor            of Pledge Agreement
     ------     -------------     -------        -------------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

IV.  [NAME OF SUBSIDIARY]

                                                 Sub-clause of Section 3.2(a)
     Amount     Maturity Date     Obligor            of Pledge Agreement
     ------     -------------     -------        -------------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

                                                                         ANNEX D
                                                                         -------

                  LIST OF LIMITED LIABILITY COMPANY INTERESTS
                  -------------------------------------------

I.   [NAME OF SUBSIDIARY]

  Name of Issuing  Type of  Certificate  Percentage Sub-clause of Section 3.2(a)
    Corporation    Interest      No.        Owned        of Pledge Agreement
  ---------------  -------- -----------  ---------- ----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

II.  [NAME OF SUBSIDIARY]

 Name of Issuing   Type of  Certificate Percentage  Sub-clause of Section 3.2(a)
    Corporation    Interest     No.        Owned        of Pledge Agreement
 ---------------   -------- ----------- ----------  ----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

III.  [NAME OF SUBSIDIARY]

Name of Issuing    Type of  Certificate  Percentage Sub-clause of Section 3.2(a)
  Corporation      Interest      No.       Owned      of Pledge Agreement
---------------    -------- -----------  ---------- ----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]


IV.  [NAME OF SUBSIDIARY]

Name of Issuing  Type of   Certificate  Percentage  Sub-clause of Section 3.2(a)
  Corporation    Interest       No.        Owned        of Pledge Agreement
---------------  --------  -----------  ----------  ----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

                                                                         ANNEX E
                                                                         -------

                         LIST OF PARTNERSHIP INTERESTS
                         -----------------------------

I.   [NAME OF SUBSIDIARY]

 Name of        Type of                            Sub-clause of Section 3.2(a)
Partnership     Interest        Percentage Owned        of Pledge Agreement
-----------     --------        ----------------   -----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

II.  [NAME OF SUBSIDIARY]

 Name of        Type of                            Sub-clause of Section 3.2(a)
Partnership     Interest        Percentage Owned         of Pledge Agreement
-----------     --------        ----------------   -----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

III.  [NAME OF SUBSIDIARY]

 Name of       Type of                             Sub-clause of Section 3.2(a)
Partnership    Interest        Percentage Owned         of Pledge Agreement
-----------    --------        ----------------    -----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

IV.  [NAME OF SUBSIDIARY]

 Name of       Type of                             Sub-clause of Section 3.2(a)
Partnership    Interest        Percentage Owned        of Pledge Agreement
-----------    --------        ----------------    -----------------------------

                       [TO BE PROVIDED BY THE PLEDGORS]

                                                                         ANNEX F
                                                                         -------

                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------

I.  [NAME OF SUBSIDIARY]


II.  [NAME OF SUBSIDIARY]

                                                                         ANNEX G
                                                                         -------



    Form of Agreement Regarding Uncertificated Securities, Limited Liability
    ------------------------------------------------------------------------
                  Company Interests and Partnership Interests
                  -------------------------------------------


          AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _________ __, _____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), __________, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, each Pledgor and the Pledgee are entering into a Subsidiary Pledge Agreement, dated as of December 21, 1998 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Parties (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Parties in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

          WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Parties, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                    J.P. Morgan Services, Inc.
                    500 Stanton Christiana Road
                    Newark, Delaware
                    Attention:  Nicole Pedicone
                    Tel:  (302) 634-1912
                    Fax:  (302) 634-4300

          5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

                _____________________
                _____________________
                _____________________
                _____________________
                [Account Information]
                ABA No.:  ____________________
                Account in the Name of:  ___________
                Account No.:  ____________________

          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the

Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

          (a)  if to any Pledgor, at:

          (b)  if to the Pledgee, at:

                    J.P. Morgan Services, Inc.
                    500 Stanton Christiana Road
                    Newark, Delaware
                    Attention:  Nicole Pedicone
                    Tel:  (302) 634-1912
                    Fax:  (302) 634-4300

          (c)  if to the Issuer, at:

               _______________________
               _______________________
               _______________________
               Attention:  ______________
               Telephone No.:___________
               Telecopier No.:___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

          IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                              [_______________________________________________],
                                as a Pledgor

                              By_____________________________
                                Name:
                                Title:

                              [_______________________________________________],
                                as a Pledgor

                              By_____________________________
                                Name:
                                Title:

                              [_______________________________________________],
                                as a Pledgor

                              By_____________________________
                                Name:
                                Title:

                              MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK,
                              not in its individual capacity but solely as
                                Collateral Agent and Pledgee

                              By_____________________________
                                Name:
                                Title:

                              [_______________________________________________],
                                the Issuer

                              By_____________________________
                                Name:
                                Title: